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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 12, 2005

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

               TEXAS                   1-6402-1             74-1488375
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   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)

           1929 Allen Parkway Houston, Texas                  77019
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        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code    (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2005, Service Corporation International issued a press release reporting its financial results for the first quarter of 2005. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective May 12, 2005, Jack Finkelstein and James H. Greer retired as members of the board of directors of the Company as their latest terms of service came to a close.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  The following exhibits are included with this report

           EXHIBIT NO.                        DESCRIPTION
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              99.1          Press Release, dated May 16, 2005 reporting first
                            quarter 2005 financial results

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2005                                Service Corporation International

                                            By:   /s/  Eric D. Tanzberger
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                                                  Eric D. Tanzberger
                                                  Vice President and
                                                  Corporate Controller